British Columbia
Securities Commission

PO Box 10142, Pacific Centre
701 West Georgia Street
Vancouver, BC V7Y 1L2
Telephone: (604) 899-6500
Fax: (604) 899-6506
(BC & AB) 1-800-373-6393

Fax Cover

The following material can only be used by the person identified below and must not be read by or delivered to any other person. If you have received this fax by error, please notify us immediately and we will arrange for its return to our office.

To Kenneth Galpin
Chief Executive Officer
Most Home Corp.

Fax (604) 460-7658

Date June 26, 2009

From John Porges
Manager
Compliance, Corporate Finance

Fax (604) 899-6581 **Phone** (604) 899-6616

Message

Please see the attached letter and Cease Trade Order

Number of pages including cover page: 4
Hard copy to be mailed: YES
In case of incomplete transmission, please phone Maria at (604) 899-6708.

BCSC

British Columbia Securities Commission

By mail and facsimile

June 26, 2009
File No.: S 144951-3

Kenneth Galpin
Chief Executive Officer
Most Home Corp.
1 – 11491 Kingston Street
Maple Ridge, BC V2X 0Y6

APRIL
TAMW
604-899-6805

Dear Mr. Galpin:

Most Home Corp. (the Company) – Cease Trade Order

Staff of the British Columbia Securities Commission has reviewed the Company's status. In staff's opinion, the Company is a reporting issuer under BCI 51-509 *Issuers Quoted in the U.S. Over-the-Counter Markets.*

The Company has failed to file:

1. interim financial statements for the financial periods ended October 31, 2008 and January 31, 2009, as required under Part 4 of National Instrument 51-102 *Continuous Disclosure Obligations* (NI 51-102),
2. a Form 51-102F1 *Management's Discussion and Analysis* for the periods ended October 31, 2009 and January 31, 2009, as required under Part 5 of NI 51-102,
3. a copy of its news release dated March 6, 2009 and related material change report, as required under Part 7 of NI 51-102, and
4. a copy of its:

   (a) Form 8-K/A *Current Report* dated January 11, 2008 that it filed with the U.S. Securities and Exchange Commission (SEC) on September 26, 2008, and
   (b) Form 8-K *Current Report* dated October 31, 2008 that it filed with the SEC on October 31, 2008,

   as required under section 11.1 of NI 51-102,

   (the required records).

As a result, the Executive Director has issued an order that all trading in the Company's securities cease until the Company files the required records and the Executive Director revokes the order.

Tel: 604 899-6500 Fax: 604 899-6506 Toll Free: 1 800-373-6393 www.bcsc.bc.ca
P.O. Box 10142, Pacific Centre, 701 West Georgia Street Vancouver, BC, Canada V7Y 1L2

BCSC

The Executive Director may not revoke the order if it is prejudicial to the public interest to do so. In order to have the Company's application to revoke the cease trade order favourably considered, please ensure the Company is current in its filing obligations.

Staff of the Commission are willing to discuss with you how the Company should comply with British Columbia's securities regulations. If you have any questions or comments, please contact me at (604) 899-6616 or by e-mail jporges@bcsc.bc.ca.

Yours truly,

John Porges
Manager, Compliance
Corporate Finance

JP/mc
Enclosure

BCSC

British Columbia Securities Commission

Cease Trade Order

Most Home Corp.

Section 164 of the *Securities Act*, R.S.B.C. 1996, c. 418

¶ 1 Most Home Corp. (Most Home) is an OTC reporting issuer under BC Instrument 51-509 *Issuers Quoted in the U.S. Over-the-Counter Markets*.

¶ 2 Most Home has not filed:

1. interim financial statements for the financial periods ended October 31, 2008 and January 31, 2009, as required under Part 4 of National Instrument 51-102 *Continuous Disclosure Obligations* (NI 51-102),
2. a Form 51-102F1 *Management's Discussion and Analysis* for the periods ended October 31, 2009 and January 31, 2009, as required under Part 5 of NI 51-102,
3. a copy of its news release dated March 6, 2009 and related material change report, as required under Part 7 of NI 51-102, and
4. a copy of its:

   (a) Form 8-K/A *Current Report* dated January 11, 2008 that it filed with the U.S. Securities and Exchange Commission (SEC) on September 26, 2008, and

   (b) Form 8-K *Current Report* dated October 31, 2008 that it filed with the SEC on October 31, 2008,

as required under section 11.1 of NI 51-102,

(the required records).

¶ 3 Under section 164(1) of the Act, the Executive Director orders that all trading in the securities of Most Home cease until:

1. it files the required records, completed in accordance with the Act and rules, and
2. the Executive Director makes an order under section 171 of the Act revoking this order.

¶ 4 June 26, 2009

John Borges
Acting Director
Corporate Finance

Scan ID#144951-3

Tel: 604 899-6500 Fax: 604 899-6506 Toll Free 1 800-373-6393 www.bcsc.bc.ca
P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, BC, Canada V7Y 1L2

British Columbia
Securities Commission

BCSC

P.O. Box 10142, Pacific Centre
701 West Georgia Street
Vancouver, British Columbia
V7Y 1L2 CANADA
Telephone: (604) 899-6500
Fax: (604) 899-6506
(BC only) 1-800-373-6393

FAX Transmission Cover Sheet

TO: Most Home Corp.

Date: Thursday, July 02, 2009 3:33:54 PM
Phone:
Fax: (604) 460-7658

FROM: Susan Chong

Phone: (604) 899-6636
Fax: (604) 899-6581

Message:

NUMBER OF PAGES INCLUDING THIS COVER PAGE: 03
In Case of Incomplete Transmission, please phone the sender.
Fax Sent: **Thursday, July 02, 2009 3:33:54 PM**

British Columbia Securities Commission

BY FACSIMILE ONLY: (604) 460-7658

June 29, 2009

Party # 144951

Most Home Corp.
1 - 11491 Kingston Street,
Maple Ridge, BC, V2X 0Y6, Canada

Dear Sir or Madam:

Most Home Corp. – 2nd Quarter interim filings for period ended January 31, 2009

We have identified the following deficiencies for the 2nd Quarter ended **January 31, 2009**, due April 01, 2009:

1b. - Failure to file interim financial statements.

1c. - Failure to file an annual or interim management's discussion and analysis (MD&A) or annual or interim management report of fund performance (MRFP).

1e. - Failure to file a certification of annual or interim filings required by National Instrument 52-109 Certification of Disclosure in Issuers' Annual and Interim Filings (NI 52-109).

3 - Failure to pay a fee required by the Act or the regulations.

Please correct the deficiencies by filing the required materials. We have placed Most Home Corp. on our list of defaulting issuers.

Please call me at 604-899-6799 if you have any questions.

Yours truly,

Corporate Disclosure

British Columbia Securities Commission

BY FACSIMILE ONLY: (604) 460-7658

June 29, 2009

Party # 144951

Most Home Corp.
1 - 11491 Kingston Street,
Maple Ridge, BC, V2X 0Y6, Canada

Dear Sir or Madam:

Most Home Corp. – 1st Quarter interim filings for period ended October 31, 2008

We have identified the following deficiencies for the 1st Quarter ended **October 31, 2008**, due December 30, 2008:

1b. - Failure to file interim financial statements.

1c. - Failure to file an annual or interim management's discussion and analysis (MD&A) or annual or interim management report of fund performance (MRFP).

1e. - Failure to file a certification of annual or interim filings required by National Instrument 52-109 Certification of Disclosure in Issuers' Annual and Interim Filings (NI 52-109).

3 - Failure to pay a fee required by the Act or the regulations.

Please correct the deficiencies by filing the required materials. We have placed Most Home Corp. on our list of defaulting issuers.

Please call me at 604-899-6799 if you have any questions.

Yours truly,

Corporate Disclosure

BCSC

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre
701 West Georgia Street
Vancouver, British Columbia
V7Y 1L2 CANADA
Telephone (604) 899-6500
Fax:(604) 899-6506
(BC only) 1-800-373-6393

FAX Transmission Cover Sheet

TO: Most Home Corp.
Michael Schut

Date: Friday, July 03, 2009 2:44:30 PM
Phone:
Fax: 604,4607658

FROM: Corporate Disclosure
Phone: (604) 899-6799
Fax: (604) 899-6581

Message:

NUMBER OF PAGES INCLUDING THIS COVER PAGE: **02**
In Case of Incomplete Transmission, please phone the sender.
Fax Sent: **Friday, July 03, 2009 2:44:30 PM**

British Columbia Securities Commission

BY FACSIMILE ONLY: (604) 460-7658

July 03, 2009

Party # 144951

Most Home Corp.
1 - 11491 Kingston Street,
Maple Ridge, BC, V2X 0Y6, Canada

Dear Sir or Madam:

Most Home Corp. – 3rd Quarter interim filings for period ended April 30, 2009

We have identified the following deficiencies for the 3rd Quarter ended **April 30, 2009**, due June 29, 2009:

1b. - Failure to file interim financial statements.

1c. - Failure to file an annual or interim management's discussion and analysis (MD&A) or annual or interim management report of fund performance (MRFP).

1e. - Failure to file a certification of annual or interim filings required by National Instrument 52-109 Certification of Disclosure in Issuers' Annual and Interim Filings (NI 52-109).

3 - Failure to pay a fee required by the Act or the regulations.

Please correct the deficiencies by filing the required materials. We have placed Most Home Corp. on our list of defaulting issuers.

Please call me at 604-899-6799 if you have any questions.

Yours truly,

Corporate Disclosure